   As filed with the Securities and Exchange Commission on December 16, 1997

                                                     Registration No. 333-37555

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                         POST-EFFECTIVE AMENDMENT NO. 2

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                ----------------

                             RASTER GRAPHICS, INC.
              (Exact Name of Company as Specified in its Charter)

                                ----------------

         DELAWARE                         3577                  94-3046090
(State or other jurisdiction       (Primary Standard         (I.R.S. Employer
    of incorporation           Industrial Classification      Identification
    or organization)                 Code Number)                 Number)


                              3025 ORCHARD PARKWAY
                               SAN JOSE, CA 95134
                                 (408) 232-4000
       (Address, Including Zip Code, and Telephone Number, Including Area
                Code, of Company's Principal Executive Offices)

                                ----------------

                                  RAKESH KUMAR
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              3025 ORCHARD PARKWAY
                               SAN JOSE, CA 95134
                                 (408) 232-4000
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                ----------------

                                   COPIES TO:

                                MICHAEL W. HALL
                             EDMUND S. RUFFIN, JR.
                                 JOHN MCINTIRE
                 Venture Law Group, A Professional Corporation
                           A Professional Corporation
                              2800 Sand Hill Road
                              Menlo Park, CA 94025

                                ----------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

                                ----------------

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

        If this form is filed to register additional securities for an Offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same Offering. [ ]

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same Offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

The Registrant hereby withdraws from registration 73,475 shares of its Common Stock previously registered pursuant to this Registration Statement. The Registration Statement is hereby amended, as appropriate, to reflect the deregistration of those shares not sold on or before the date of this Post-Effective Amendment No. 1 to the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on December 16, 1997.

                                        RASTER GRAPHICS, INC.

                                        By:  /s/ RAKESH KUMAR
                                            ----------------------------------
                                             Rakesh Kumar
                                             President, Chief Executive Officer
                                             and Chairman of the Board
                                             (Principal Executive Officer)

     Pursuant to the requirements of the Securities Exchange Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on December 16, 1997.

            SIGNATURE                   TITLE
--------------------------------        --------------------------------------
      /s/ RAKESH KUMAR                  President, Chief Executive officer
--------------------------------        and Chairman of the Board
          Rakesh Kumar                  (Principal Executive Officer)


     /s/ CHUCK EDWARDS                  Director and President of Onyx
--------------------------------
         Chuck Edwards


     /s/ PROMOD HAQUE                   Director
--------------------------------
         Promod Haque


    /s/ LUCIO L. LANZA                  Director
--------------------------------
        Lucio L. Lanza


   /s/ DELBERT W. YOCAM                 Director
--------------------------------
       Delbert W. Yocam


                                        Director
--------------------------------
         Charles Case

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